UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2004

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Horizon Financial Services Corporation
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	0-26036 (Commission File) Number	42-1419757 (IRS Employer Identification No.)

301 First Avenue East, Oskaloosa, IA 52577
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (641) 673-8328

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         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Section 2 – Financial Information.

Item 2.02.  Results of Operations and Financial Condition.

        On October 29, 2004, the Registrant issued a news release announcing, among other things, earnings for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this report and all paragraphs, except paragraph 4 (dealing with the declaration of a dividend by Registrant), are incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 8 – Other Events.

Item 8.01.  Other Events.

        On October 29, 2004, the Registrant issued a press release announcing, among other things, an increase of one quarter of a cent in the Registrant’s quarterly dividend, payable on December 17, 2004 to shareholders of record on December 10, 2004. A copy of the press release is attached as Exhibit 99.1 to this report and paragraph 4 is incorporated into this Item 8.01 by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

The following Exhibit is being furnished herewith:

99.1 Press Release of Horizon Financial Services Corporation, dated October 29, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2004	HORIZON FINANCIAL SERVICES CORPORATION By: /s/ Robert W. DeCook Robert W. DeCook President and Chief Executive Officer

Exhibit Index

Exhibit Number 99.1	Description of Exhibit Press Release of Horizon Financial Services Corporation dated October 29, 2004